DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
DEBT
NOTE 7 – DEBT
The Company’s long-term and other debt as of December 31, 2021 and 2020 consisted of the following:

	As of December 31, 2021	As of December 31, 2020

Trilogy LLC 2022 Notes	$—	$350,000
TISP 8.875% Notes	367,707	—
New Zealand 2023 Senior Facilities Agreement	194,801	205,561
TISP 10.0% Notes	51,000	50,000
New Zealand EIP Receivables Financing Obligation	26,788	15,053
Bolivian Bond Debt	20,114	20,114
Bolivian 2023 Bank Loan	4,444	6,224
Bolivian Tower Transaction Financing Obligation	4,166	4,546
Bolivian 2022 Bank Loan	2,625	4,373
Other	3,803	5,837

	675,448	661,708
Less: deferred financing costs	(4,597)	(6,668)
Less: unamortized discount	(7,577)	(3,284)

Total debt and financing lease liabilities	663,274	651,756
Less: current portion of debt and financing lease liabilities	(31,589)	(21,001)

Total long-term debt and financing lease liabilities	$631,685	$630,755

As of December 31, 2021, the future maturiti
e
s of long-term and other debt, excluding deferred financing costs and unamortized debt discounts, consisted of the following:

Years Ending December 31,
2022	$31,589
2023	616,975
2024	7,131
2025	6,122
2026	4,207
Thereafter	9,424

Total	$675,448

Trilogy LLC 2022 Notes:
On May 2, 2017, Trilogy LLC and Trilogy International Finance Inc. closed a private offering of $350 million aggregate principal amount of its senior secured notes due 2022 (the “Trilogy LLC 2022 Notes”).

The
Trilogy LLC 2022 Notes bore interest at a rate of 8.875% per annum and were issued at 99.506%. Interest on the Trilogy LLC 2022 Notes was payable semi-annually in arrears on May 1 and November 1. The Trilogy LLC 2022 Notes were repaid in full in June 2021 in connection with the closing of the Exchange Offer (as defined below) and the issuance of the TISP 8.875% Notes (as defined below).
TISP 8.875% Notes:
On May 6, 2021, Trilogy International South Pacific LLC (“TISP”) and TISP Finance, Inc. (“TISP Finance” and collectively with TISP, the “Issuers”), each indirect subsidiaries of Trilogy LLC, initiated a private offer (“Exchange Offer”) to the holders of the Trilogy LLC 2022 Notes to exchange any and all of the then-outstanding $350 million aggregate principal amount of the Trilogy LLC 2022 Notes for newly issued 8.875% senior secured notes due 2023 of the Issuers (the “TISP 8.875% Notes”). The Exchange Offer closed on June 7, 2021 and at such time eligible holders that validly tendered their Trilogy LLC 2022 Notes in the Exchange Offer prior to the “Early Tender Date” received $1,020 in principal amount of TISP 8.875% Notes per $1,000 principal amount of Trilogy LLC 2022 Notes that were tendered. Pursuant to the Exchange Offer, $346.1 million of the Trilogy LLC 2022 Notes were exchanged for an aggregate total principal of $353.1 million of TISP 8.875%
Notes.

Concurrently with the closing of the Exchange Offer, certain holders (the “Backstop Holders”) of Trilogy LLC 2022 Notes and the TISP 10.0% Notes (as defined below) acquired an additional aggregate principal amount of $3.9 million TISP 8.875% Notes. The Backstop Holders received $1,020 in principal amount of TISP 8.875% Notes per $1,000 of the purchase price paid for such notes. The proceeds of such purchase were used to redeem all of the remaining outstanding Trilogy LLC 2022 Notes that were not tendered in the Exchange Offer. In addition, the Backstop Holders were paid $1.9 million in backstop fees.
The TISP 8.875% Notes bear interest at a rate of 8.875% per annum. Interest on the TISP 8.875% Notes is payable semi-annually in arrears on May 15 and November 15. No principal payments are due until maturity on May 15, 2023. TISP has the option of redeeming the TISP 8.875% Notes, in whole or in part, upon not less than 30 days’ and not more than 60 days’ prior notice at 100%.
The TISP 8.875% Notes are guaranteed by Trilogy LLC, Trilogy International South Pacific Holdings LLC (“TISPH”), a direct subsidiary of Trilogy LLC and the direct parent of TISP, and certain other subsidiaries of Trilogy LLC, and are secured by, among other things, first-priority liens on (i) 100%
of the equity interests of TISPH, TISP and TISP Finance, (ii) 100% of TISP’s right, title and interest in any intercompany loan made to Trilogy LLC, and (iii) 100% of TISP’s right, title and interest in a cash collateral account in which the proceeds of any sale of NuevaTel or 2degrees Liquidity Event (as defined below) are required to be held until such time that such proceeds are used as required under the terms of the indenture governing the TISP 8.875% Notes, in each case subject to the seniority of the first-priority liens on such assets granted to the holders of the TISP 10.0% Notes.
As defined in the TISP 8.875% Note indenture, a “2degrees Liquidity Event” is any of the following: 2degrees equity being publicly traded or listed on a national securities exchange, any sale by the Company of any of its equity interest in 2degrees, or the sale of all or substantially all of the assets of 2degrees. The TISP 8.875% Notes indenture further provides that the initial 2degrees Liquidity Event may not be consummated if, following such transaction, the net cash proceeds received by Trilogy LLC or its subsidiaries do not exceed
 $150.0
million NZD, and if a 2degrees Liquidity Event is consummated, substantially all of the net cash proceeds thereof would be required to be used first to redeem the TISP 10.0% Notes and any remaining net cash proceeds would be required to be used to redeem the TISP 8.875% Notes (except that 2degrees may retain up to
 $150.0
million NZD it receives in any such transaction).

The indenture governing the TISP 8.875% Notes contains various covenants that restrict TISP, Trilogy LLC and their restricted subsidiaries from, among other things: incurring additional indebtedness, repaying other indebtedness prior to maturity, making acquisitions or investments (including in certain of our subsidiaries), creating or incurring certain liens, transferring or selling certain assets, entering into transactions with affiliates, and entering into mergers or consolidations. In particular, the covenant restricting the incurrence of additional indebtedness prohibits Trilogy LLC, TISP and their restricted subsidiaries from incurring additional indebtedness, subject to certain exceptions, such as exceptions that permit 2degrees to incur certain additional indebtedness. In general, these restrictive covenants do not apply to NuevaTel.
In the event of the sale of Trilogy’s investment in NuevaTel or any distribution or dividend from NuevaTel, the net cash proceeds thereof are generally required to be used first to redeem the TISP 8.875% Notes and then any remaining net cash proceeds are required to be used to redeem the TISP 10.0% Notes.

As described above, if Trilogy consummates a 2degrees Liquidity Event, the net cash proceeds thereof would be required to be used first to redeem the TISP 10.0% Notes and any remaining net cash proceeds would be required to be used to redeem the TISP 8.875% Notes (except that 2degrees may retain up to $150.0 million NZD it receives in any such transaction).
In accordance with the indenture governing the TISP 8.875% Notes, if a 2degrees Liquidity Event in which the net cash proceeds received by the Company exceeded $150.0 million NZD was not consummated prior to December 31, 2021 or the TISP 8.875% Notes were not otherwise repaid in full by that date, TISP was required to issue additional TISP 8.875% Notes to each holder thereof in an aggregate principal amount equal to three percent
(3%) of the TISP 8.875% Notes held by each such holder at such time, which would result in a total increase in principal amount of up to $10.7 million (a “Principal Increase Event”). In connection with the closing of the Exchange Offer, this contingent aggregate principal component was evaluated for inclusion within debt discount as a potential derivative instrument measured at fair value based on probability weighting. Based on the short time period between the closing of the Exchange Offer and the measurement date for determining whether a Principal Increase Event occurred and weighing the probability of occurrence at previous reporting dates, coupled with the potential treatment as a debt discount upon initial recording, the discount amount and related amortization of interest expense would not have a material impact and was not recorded prior to the fourth quarter of 2021. As of December 31, 2021, a 2degrees Liquidity Event had not been consummated and the TISP 8.875% Notes had not been repaid and, accordingly, the principal balance of the TISP 8.875% Notes was increased by three percent or
$10.7
million. The Company recorded the $10.7 million as an increase in Long-term debt and financing lease liabilities in the Consolidated Balance Sheets along with an offsetting expense recognized in Other, net in the Consolidated Statements of Operations and Comprehensive (Loss) Income. The expense was recognized to reflect the change in fair value of the derivative instrument during the fourth quarter of 2021.
The exchange of the Trilogy LLC 2022 Notes was analyzed and accounted for in accordance with the applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt. Accordingly, of the $8.9 million in fees and expenses related to the TISP 8.875% Notes offering, the $1.9 million of Backstop Holders lender fees which were paid to certain existing debt holders were recorded as a deferred financing cost and were included as a reduction within long-term debt on the Consolidated Balance Sheet
s
. The remaining $7.0 million of fees were paid to third parties in connection with the exchange and were expensed in the quarter ended June 30, 2021. In addition, $2.4 million of unamortized debt discount and deferred financing cost associated with the Trilogy LLC 2022 Notes continue to be deferred. A total of $11.3 million of financing costs and discounts associated with the TISP 8.875% Notes will be amortized to interest expense using the effective interest method over the term of the TISP 8.875% Notes. These discounts and deferred costs include $2.4 million of existing deferred finance costs associated with the Trilogy LLC 2022 Notes, $7.0 million relating to the previously described additional principal provided as an effective issue discount to eligible holders that validly tendered their Trilogy LLC 2022 Notes prior to the Early Tender Date, and the $1.9 million of Backstop Holders lender fees. The Exchange Offer is considered as a redemption of the Trilogy LLC 2022 Notes and issuance of the TISP 8.875% Notes for presentation within the Consolidated Statements of Cash Flows. As such, the previously outstanding principal balance of the Trilogy LLC 2022 Notes is presented as “Payments of debt” and the issuance of the TISP 8.875% Notes as “Proceeds from debt” in the Consolidated Statements of Cash Flows. The $7.0 million of fees paid to third parties are presented as a cash outflow for operating activities and the $1.9 million of lender fees are presented as a cash outflow for financing activities in the Consolidated Statements of Cash Flows.
New Zealand 2023 Senior Facilities Agreement:
In February 2020, 2degrees completed a bank loan syndication in which ING Bank N.V. acted as the lead arranger. The New Zealand 2023 Senior Facilities Agreement has a total available commitment of
$285 million NZD ($194.8 million based on the exchange rate at December 31, 2021).
Separate facilities are provided under this agreement to (i) repay the then outstanding balance of the prior $250 million NZD senior facilities agreement (the “New Zealand 2021 Senior Facilities Agreement”) and pay fees and expenses associated with the refinancing ($235 million NZD), (ii) provide funds for further investments in 2degrees’ business ($30 million NZD), and (iii) fund 2degrees’ working capital requirements ($20 million NZD). As of December 31, 2021, the $235 million NZD facility ($160.6 million based on the exchange rate at December 31, 2021), the $30 million NZD facility ($20.5 million based on the exchange rate at December 31, 2021), and the $20 million NZD facility ($13.7 million based on the exchange rate at December 31, 2021) were fully drawn. Since there is no requirement to repay the $
20
 million NZD facility until maturity of the New Zealand 2023 Senior Facilities Agreement, the outstanding balance of $
20
 million NZD as of December 31, 2021 was recorded in Long-term debt and financing lease liabilities in the Consolidated Balance Sheet
s
. The borrowings and repayments under these facilities, including any recurring activity relating to working capital, are included separately as Proceeds from debt and Payments of debt within Net cash provided by financing activities in the Consolidated Statements of Cash Flows.

The New
Zealand 2023 Senior Facilities Agreement also provides for an uncommitted $35 million NZD accordion facility which, after commitments are obtained, can be utilized in the future for further investments in 2degrees’ business. The New Zealand 2023 Senior Facilities Agreement matures on February 7, 2023.
The outstanding debt drawn under the New Zealand 2023 Senior Facilities Agreement accrues interest quarterly at the New Zealand Bank Bill Reference Rate (“BKBM”) plus a margin ranging from 2.40% to 3.80% (the “Margin”) depending upon 2degrees’ net leverage ratio at that time. The weighted average interest rate on the outstanding balance was 3.42% as of December 31, 2021.
Additionally, a commitment fee at the rate of 40% of the applicable Margin is payable quarterly on all undrawn and available commitments. As of December 31, 2021, the commitment fee rate was 0.96%.
Distributions from 2degrees to its shareholders, including Trilogy LLC, are subject to free cash flow tests under the New Zealand 2023 Senior Facilities Agreement, calculated at half year and full year intervals. There is no requirement to make prepayments of principal from 2degrees’ free cash flow. The outstanding debt may be prepaid without penalty at any time.
The New Zealand 2023 Senior Facilities Agreement contains certain financial covenants requiring 2degrees to:

•	maintain a total interest coverage ratio (as defined in the New Zealand 2023 Senior Facilities Agreement) of not less than 3.0;

•	maintain a net leverage ratio (as defined in the New Zealand 2023 Senior Facilities Agreement) of not greater than 2.50; and

•
ensure capital expenditures shall not exceed the aggregate of 110% of the agreed to annual capital expenditures (as defined in the New Zealand 2023 Senior Facilities Agreement) plus any capital expenditure funded by the issuance of new equity in any financial year.

The New Zealand 2023 Senior Facilities Agreement also contains other customary representations, warranties, covenants and events of default and is secured (in favor of an independent security trustee) by substantially all of the assets of 2degrees.
The refinancing of the New Zealand 2021 Senior Facilities Agreement was analyzed and accounted for on a lender-by-lender
basis under the syndicated debt model in accordance with the applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt. Accordingly, $2.2 million NZD ($1.4 million based on the average exchange rate in the month of payment) in fees and expenses related to the New Zealand 2023 Senior Facilities Agreement was recorded as a deferred financing cost and is included as a reduction within Long-term debt in the Consolidated Balance Sheet
s
as of December 31, 2021. The remaining fees paid to lenders and third parties in connection with the refinancing were not significant and were expensed. The unamortized balance of the deferred financing costs associated with the New Zealand 2023 Senior Facilities Agreement is amortized to Interest expense using the effective interest method over the term of the New Zealand 2023 Senior Facilities Agreement.
Additionally, as a result of the refinancing, the $1.6 million NZD ($1.0 million based on the average exchange rate in the month of refinancing) of unamortized deferred financing costs associated with the New Zealand 2021 Senior Facilities Agreement will be amortized to Interest expense using the effective interest method over the term of the New Zealand 2023 Senior Facilities Agreement.

TISP 10.0% Notes:
In October 2020, TISP issued $50 million aggregate principal amount of its senior secured notes due 2022 (the “TISP 10.0% Notes”) pursuant to an agreement the terms of which were subsequently amended in June 2021 (as amended, the “Note Purchase Agreement”). The TISP 10.0% Notes bear interest at a rate of 10.0% and, as subsequently amended, mature on May 15, 2023. The TISP 10.0% Notes were issued at a 93.505% discount. Interest on the TISP 10.0% Notes is payable semi-annually in arrears on May 15 and November 15. No principal payments are due until maturity on May 15, 2023. TISP has the option of prepaying the TISP 10.0% Notes, in whole or in part, upon three (3) business days’ prior notice at 100% of the principal amount.
Cash proceeds from the issuance of the TISP 10.0% Notes were $46.0 million, net of issuance discount and consent fees paid with respect to certain amendments to the Trilogy LLC 2022 Notes that holders of those notes approved in order to permit the issuance of the TISP 10.0% Notes. TISP was permitted to use any proceeds of the TISP 10.0% Notes for the payment of interest due under the TISP 8.875% Notes and to pay interest due on the TISP 10.0% Notes. The proceeds were otherwise restricted from use in general operations and the related cash balance was included in restricted cash in the Consolidated Balance Sheets as of December 31, 2020.
The TISP 10.0% Notes are guaranteed by Trilogy LLC, TISPH and certain other subsidiaries of Trilogy LLC. The TISP 10.0% Notes are also secured on a first-priority basis by the collateral securing the TISP 8.875% Notes as described above.
The terms applicable to the TISP 10.0% Notes are generally consistent with the terms applicable to the TISP 8.875% Notes, including those described in the summary of the TISP 8.875% Notes above as to use of proceeds of any sale of NuevaTel or a 2degrees Liquidity Event, except that the terms of the TISP 8.875% Notes related to a Principal Increase Event do not apply to the TISP 10.0% Notes.
Additionally, the Note Purchase Agreement requires that $15.0 million in cash and cash equivalents be maintained free and clear of liens, other than specifically permitted liens, by Trilogy LLC and by TISPH and its subsidiaries, with the requirement that, for this purpose, cash and cash equivalents at 2degrees are measured based on TISP’s indirect proportionate
equity interest in 2degrees.

As noted above, concurrently with its conducting of the Exchange Offer, TISP solicited and received consents to amend the Note Purchase Agreement. The primary purpose of the amendments was to extend the maturity date of the TISP 10.0% Notes until May 15, 2023, to permit the consummation of the transactions contemplated by the Exchange Offer, to conform the terms and conditions of the Note Purchase Agreement to be consistent with the indenture governing the TISP 8.875% Notes and to remove a requirement that the consideration payable arising from a sale of NuevaTel be at least $75.0 million.
Holders of 100% of the aggregate principal amount of TISP 10.0% Notes consented to the amendments to the TISP 10.0% Notes and in exchange received an increase in their principal amount equal to $20.00 per $1,000 principal amount of TISP 10.0% Notes, resulting in an increase in the aggregate principal amount of the TISP 10.0% Notes by $1.0 million to $51.0 million.
In connection with the consummation of the Exchange Offer, TISP, Trilogy LLC and the other guarantors of the TISP 8.875% Notes and the TISP 10.0% Notes, and the collateral agents for each of the TISP 8.875% Notes and the TISP 10.0% Notes, entered into a first lien intercreditor agreement that provides, among other things, that liens on the collateral securing both the TISP 8.875% Notes and the TISP 10.0% Notes will be pari passu and that all distributions in respect of such collateral will be made first, to the holders of the TISP 10.0% Notes, and second, ratably among the holders of the TISP 8.875% Notes and any other permitted first lien indebtedness.
The amendments to the TISP 10.0% Notes were analyzed and accounted for in accordance with the applicable accounting guidance for evaluating modifications, extinguishments and new issuances of debt. Accordingly, $3.4 million of unamortized debt discount and deferred financing cost associated with the TISP 10.0% Notes continued to be deferred and the increase in principal of $1.0 million was recorded as a debt discount. The total deferred financing fees and discounts of $4.4 million were included as a reduction within long-term debt on the Consolidated Balance Sheet
s
and are being amortized to interest expense using the effective interest method over the term of the TISP 10.0% Notes. The amendments did not result in a redemption of the TISP 10.0% Notes or issuance of new notes and, therefore, did not result in presentation of “Proceeds from debt” or “Payments of debt” in the Consolidated Statement of Cash Flows.

New Zealand EIP Receivables Financing Obligation:

2degrees is party to an EIP receivables secured borrowing arrangement that enables 2degrees to sell specified EIP receivables to the EIP Purchaser. The Company evaluated the structure and terms of this arrangement and determined we are required to consolidate the EIP Purchaser in our financial statements. See Note 4 – EIP Receivables for further information.
While 2degrees can, in part, determine the amount of cash it will receive from each sale of EIP receivables under the arrangement, the amount of cash available to 2degrees varies based on a number of factors and is limited to a predetermined portion of the total amount of the eligible EIP receivables sold to the EIP Purchaser.
Under the arrangement, the EIP Purchaser has access to funding of
$45.5 million NZD ($31.1
million based on the exchange rate at December 31, 2021), which the EIP Purchaser can use to acquire EIP receivables from 2degrees. The amount outstanding under this arrangement was
 $39.2 million NZD ($26.8 million based on the exchange rate at December 31, 2021) and $20.9 million NZD ($15.1 million based on the exchange rate at December 31, 2020) as of December 31, 2021 and 2020, respectively. All proceeds received and repayments under this arrangement are included separately as Proceeds from EIP receivables financing obligation and Payments of debt, including sale-leaseback and EIP receivables financing obligations in financing activities in the Consolidated Statements of Cash Flows.

In 2019, this transaction was analyzed and accounted for in accordance with the applicable accounting guidance for consolidations and transfers and servicing arrangements. Accordingly, the $
0.7
 million NZD ($
0.4
 million based on the exchange rate in the month of payment) of incremental fees and expenses directly related to entering into the EIP receivables financing obligation was recorded as a deferred financing cost and is included as a reduction in debt in the Consolidated Balance Sheets. The unamortized balance of the deferred financing costs associated with the EIP receivables financing obligation is amortized ratably to Interest expense over the term of the EIP receivables financing obligation.
The Company determined the EIP Purchaser’s obligation to its lenders under the EIP receivables financing arrangement to have characteristics similar to a revolving secured borrowing debt arrangement, and the Company has classified the total amount of the outstanding obligation between the EIP Purchaser and its lenders as current in the Consolidated Balance Sheets. The obligation of the EIP Purchaser is presented as a component of debt due to the accounting consolidation of the EIP Purchaser with the Company; however, the obligation does not constitute indebtedness under the indenture for the TISP 8.875% Notes or under the TISP 10.0% Notes because the EIP Purchaser is a separate entity whose equity is not held by the Company or its subsidiaries. The EIP Purchaser pays principal and interest to its lenders on a monthly basis with proceeds that it receives from 2degrees, which collects EIP repayments from the 2degrees subscribers whose EIP receivables were sold to the EIP Purchaser and remits such amounts to the EIP Purchaser. The EIP receivables financing obligation was due to mature in June 2023; however, in December 2021, the arrangement was amended to mature in June 2024. The outstanding obligation drawn under the arrangement accrues interest monthly at the BKBM plus a margin of
 3.55%. The interest rate on the outstanding balance of the drawn facility was approximately 4.57% as of December 31, 2021. Additionally, a line fee of 0.70%
is payable by the EIP Purchaser annually on the total available commitment under the arrangement, which the EIP Purchaser pays from proceeds that it receives from 2degrees.
The EIP receivables financing obligation contains no financial covenants. The EIP receivables financing obligation contains customary representations, warranties, and events of default for an arrangement of this nature.
Bolivian Bond Debt:
In August 2020, NuevaTel commenced a debt issuance process in Bolivia seeking to raise up to $24.2 million during an initial
90-day
open subscription process with certain Bolivian banks including BNB Valores S.A. and other financial institutions (the “Bolivian Bond Debt”). NuevaTel had raised $20.1 million through this issuance process.

The bond includes two series of indebtedness. Series A (“Series A”) was fully subscribed, has a principal balance at December 31, 2021 of $9.7 million, and bears interest at the rate of 5.8% per annum. Monthly principal repayments begin in February 2024 and Series A matures in August 2025. Series B (“Series B”) will have a principal balance of up to approximately $14.5 million and bears interest at the rate of 6.5% per annum. As of December 31, 2021, Series B had an outstanding principal balance of $10.4 million. Monthly principal repayments begin in September 2025 and Series B matures in August 2028. Interest on Series A and Series B are payable monthly.
A portion of the proceeds from the bond issuance were used to repay the then outstanding $8.3 million debt facility with Banco Nacional de Bolivia S.A., a Bolivian bank, along with a separate bank loan which had an outstanding balance of $
3.4
 million. The remaining proceeds were used to fund future capital expenditures.
The bonds are subject to certain financial covenants, including a debt to equity ratio and debt service ratio as calculated under local accounting standards. The debt to equity ratio was operative upon issuance of the bonds and the debt service ratio becomes operative commencing with the first quarter of 2022. The Company anticipates that the requirements under the debt service ratio covenant will not be met for the first quarter of 2022, the first period during which the covenant is operative. If the covenant is breached, NuevaTel will have a
90-day
grace period in which to remedy the breach or seek a waiver from the bondholders. If NuevaTel is not able to remedy the breach or obtain a waiver, the bondholders will assemble following the
90-day
grace period to determine the course of action regarding NuevaTel’s future obligations under the bonds. None of TIP Inc. or its subsidiaries (other than NuevaTel) have any obligations under the bonds. The bonds are secured by certain sources of NuevaTel cash flows.
Bolivian 2023 Bank Loan:
In December 2018, NuevaTel entered into an $8.0 million debt facility (the “Bolivian 2023 Bank Loan”) with Banco Nacional de Bolivia S.A. to fund capital expenditures. NuevaTel drew down the Bolivian 2023 Bank Loan in two $4.0 million advances that occurred in December 2018 and January 2019. The Bolivian 2023 Bank Loan is required to be repaid in quarterly installments which commenced in September 2019 through 2023, with 11% of the principal amount to be repaid during the first year and 22.25% of the principal amount to be repaid during each of the final four years.
Interest on the Bolivian 2023 Bank Loan accrued at a fixed rate of 7.0% for the first 24 months and thereafter at a variable rate of 5.0%
plus the rate established by the Central Bank in Bolivia, Tasa de Referencia, and is payable quarterly. The outstanding balance of the current and long-term portion of the Bolivian 2023 Bank Loan was

$1.8 million and $2.7 million, respectively, as of December 31,
2021.
The Bolivian 2023 Bank Loan agreement contains no financial covenants and is unsecured.
Bolivian Tower Transaction Financing Obligation:
In February 2019, NuevaTel entered into an agreement, which has been subsequently amended, to sell and leaseback up to 651 network towers. As of December 31, 2019, NuevaTel had completed the sale of 574 towers. In July 2020, NuevaTel completed the fourth and final closing of 34 network towers under this agreement. For further information, see Note 2 – Property and Equipment.

Upon adoption of the new lease standard, we were required to reassess any previously unrecognized sale-leaseback transactions to determine if a sale has occurred and whether qualification for leaseback accounting existed under the new lease standard. The reassessment resulted in certain individual tower sale transactions qualifying for sale-leaseback accounting that were not previously recognized as sale-leaseback transactions and were historically recorded as financing obligations. At the adoption date for the new lease standard, we derecognized tower-related financing obligations of $12.1 million for these site lease locations and measured the related ROU assets and lease liabilities in accordance with the transition guidance.
As
of December 31, 2021, the outstanding balance of the current and long-term portion of the financing obligation under the Bolivian sale-leaseback transaction was $0.2 million and $3.9 million, respectively.
Bolivian 2022 Bank Loan:
In December 2017, NuevaTel entered into a $7.0 million debt facility (the “Bolivian 2022 Bank Loan”) with Banco BISA S.A., a Bolivian bank
,
 to fund capital expenditures. The Bolivian 2022 Bank Loan is required to be repaid in quarterly installments which commenced in 2019 through 2022, with 25% of the principal amount to be repaid each year. Interest on the Bolivian 2022 Bank Loan accrues at a fixed rate of 6.0% and is payable quarterly. The outstanding balance of the current and long-term portion of the Bolivian 2022 Bank Loan was $1.8 million and $0.9 million, respectively, as of December 31, 2021.

The Bolivian 2022 Bank Loan agreement contains no financial covenants and is unsecured.
Interest Cost Incurred:
Consolidated interest cost incurred and expensed, prior to capitalization of interest, was $54.6 million, $47.3 million and $47.1 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2021	2020	2019
Interest paid, net of capitalized interest	$46,495	$40,315	$42,623

Deferred Financing Costs:
Deferred financing costs represent incremental direct costs of debt financing and are included in Long-term debt. As of December 31, 2021 and 2020, the balances were $4.6 million and $6.7 million, respectively. These costs are amortized using the effective interest method over the term of the related credit facilities. Amortization of deferred financing costs is included in interest expense and totaled $3.9 million, $3.1 million and $2.1 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Covenants:
As of December 31, 2021,
the Company was in compliance with all of its debt covenants. Subsequent to December 31, 2021, the Company anticipates that it will not be in compliance with a covenant under the Bolivian Bond Debt; however, as discussed above, if the covenant is breached, NuevaTel will have a
90-day
grace period in which to remedy the breach or seek a waiver from the bondholders. If NuevaTel is not able to remedy the breach or obtain a waiver, the bondholders will assemble following the
90-day
grace period to determine the course of action regarding NuevaTel’s future obligations under the bonds.